Sandler O’Neill & Partners, L.P. 2013 East Coast Financial Services Conference November 13 – 15, 2013

Forward-Looking Statements This presentation contains projections and other forward- looking statements regarding future events, strategic corporate objectives or the future financial performance of Metro. We wish to caution you that these forward-looking statements may differ materially from actual results due to a number of risks and uncertainties. For a more detailed description of the factors that may affect Metro’s operating results, we refer you to our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2012 and our quarterly report on Form 10-Q for the quarters ended March 31, 2013, June 30, 2013 and September 30, 2013 as well as other periodic and current reports on Form 8-K filed with the SEC. Metro assumes no obligation to update the forward- looking statements made during this presentation. For more information please visit our Website at: www.mymetrobank.com. 2

Overview • Headquartered in Harrisburg • Total Assets: $2.8 billion • Total Deposits: $2.2 billion • Total Loans: $1.7 billion • Stores: 33 • Team Members: 980 • NASDAQ Traded, Ticker : METR • Shares Outstanding: 14.2 million • Market Capitalization: $302.1 mm (as of 10/31/13) 3

History of Growth • Began Operations in June 1985 • Reached $500 million in Assets – 2001 • Reached $1 billion in Assets – 2003 • Completed $19.6 million Public Stock Offering – 2004* • Reached $2 billion in Assets – 2008 • Completed $82.5 million Public Stock Offering – 2009* 4 * 2004 and 2009 stock offerings were over subscribed

Experienced Management Team Gary L. Nalbandian- Chairman/President/CEO Founding Chairman/Director: Since 1985 Mark A. Zody, CPA – Chief Financial Officer Since1988; 25 Years of Banking Experience Percival B. Moser – Chief Operating Officer Since 2011; 32 Years of Banking Experience 5

Experienced Management Team James R. Ridd – Chief Credit Officer Since 1990; 28 Years of Banking Experience Adam L. Metz – Chief Lending Officer Since 2004; 18 Years of Banking Experience Steven W. Cribbs – Chief Risk Officer Since 2010; 14 Years of Banking Experience 6

#3 in Market Share – Harrisburg Metro Area Bank Deposits ($ in 000’s) % of Market Share # of Stores M & T $ 1,909,149 15.68% 30 PNC 1,799,663 14.78% 27 1,337,323 10.98% 16 Wells Fargo 1,177,221 9.67% 10 Orrstown 729,405 5.99% 14 Susquehanna 711,516 5.84% 18 Fulton 603,190 4.95% 13 Mid Penn 549,040 4.51% 12 Integrity Bank 493,107 4.05% 4 7 Source: 6/30/13 FDIC Deposit Market Share Report – www3.fdic.gov

Market Potential 8 $ in millions County Markets: Total Deposits In Market (6/30/13) Deposits (9/30/13) % Market Ranking Existing Stores Berks $ 9,558 $ 168 2% 12 5 Cumberland 5,935 627 11% 4 8 Dauphin 5,597 642 11% 3 8 Lancaster 9,916 208 2% 11 3 Lebanon 1,965 105 5% 6 3 York 6,491 427 7% 7 6 Total $ 39,462 $ 2,177 6% 7 33 Bucks 15,743 Chester 11,028 Montgomery 24,285 $ 90,518 $ 2,177 2% - - Source: 6/30/13 FDIC Deposit Market Share Report – www3.fdic.gov

The Model • Manage for Growth and Profitability • Deliver AMAZING Service • Fund Loan Growth through Strong Deposit Growth • Maintain Low Risk Profile • Continue to Increase Shareholder Value 9

The Culture • Culture Matches the Model • Clear and Pervasive • Hire for Attitude and Train for Skills • Consistently Reinforce 10

The Training • Unique Structure: Metro University • Forty-Five in House Courses and E-Learning • Oversee Talent Development • Individual Curriculums for Management, Lending and Professional Development 11

The Execution • Believe in The Model • Invest in Facilities and People • 100% Execution • Quality Control • Work Together to Say YES to the Customer 12

The Brand MODEL (value differentiating) + CULTURE (unique) + EXECUTION (fanatical) = THE DIFFERENCE 13

FINANCIAL REVIEW

Third Quarter 2013 Highlights • Total assets up $218 million, or 9% • Net loans up $196 million, or 13% • Core deposits total $2.11 billion, or 97% of total deposits 15 $ in 000’s except for per share data 3Q 2013 3Q 2012 % Change Total Revenues $ 30,383 $ 28,926 5% Provision for Loan Losses 1,200 2,500 (52)% Total Noninterest Expenses 22,443 23,053 (3)% Net Income 4,676 1,992 135% Diluted Net Income Per Share $ 0.33 $ 0.14 136% • Return on average stockholders’ equity of 8.14%

First Nine Months of 2013 Highlights* Continued Momentum 16 • Record net income of $4.7 million for the third quarter and $12.4 million for the first nine months • Net income up $4.9 mm, or 66%, over 2012 • EPS of $0.86/share, up 65% over 2012 • Continued diligent expense management, noninterest expenses down for the 3rd straight year • Lower loan loss provisions • Total net loans up $196 million, or 13%, over 9/30/12 • Capital and liquidity levels remain strong *Compared to the period ended 9/30/12

Total Assets $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2010 2011 2012 2013 2014 2015 $2,234 $2,421 $2,635 $2,752 $2,966 $3,367 17 $ in Millions CAGR = Compounded Average Growth Rate Projected

Total Loans (net) $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 2010 2011 2012 2013 2014 2015 $1,358 $1,415 $1,504 $1,672 $1,813 $1,994 18 $ in Millions Projected

Total Deposits $1,000 $1,500 $2,000 $2,500 $3,000 2010 2011 2012 2013 2014 2015 $1,832 $2,072 $2,231 $2,343 $2,562 $2,820 19 $ in Millions Projected

Strong Core Deposit Foundation 20 93% 97% 97% 96% 75% 80% 85% 90% 95% 100% 2010 2011 2012 3Q13 Source: UBPR as of 09/30/13 PA peers include all Commercial Banks headquartered in PA; U.S. Peers include public banks with assets between $1 - $3 billion (1) Core Deposits = Total deposits less public time deposits • Metro continues to maintain over 90% core deposits, well above both the State and National peer groups. • Average life of Metro core transaction account is 9.6 years! Core Deposits (1) / Total Deposits (%) METR PA Peers U.S. Peers

DDA Non- Interest Bearing, $436,013, 20% DDA & NOW Interest Bearing, $910,904, 42% MMDA & Savings, $646,347, 30% Retail Time, $119,944, 5% Public Time, $59,259, 3% Average Deposits per store = $66.0 million Source: Deposit data per company reports as of 09/30/13; Dollar figures in thousands Deposit Mix 21

3.72% 3.59% 3.66% Metro PA Peers U.S. Peers Net Interest Margin A Key Source of Franchise Strength 22 • Strength in net interest margin is a testament to Metro’s strong retail customer base • Metro’s significantly lower funding cost drives a consistently stronger net interest margin than peers Source: UBPR as of 09/30/13 PA Peers include all commercial banks headquartered in PA; U.S. Peers include public banks with assets between $1 - $3 billion 0.27% 0.62% 0.44% Metro PA Peers U.S. Peers Net Interest Margin (TE) Funding Costs (%)

Net Interest Income Growth 3.00% 3.20% 3.40% 3.60% 3.80% 4.00% $21.0 $21.5 $22.0 $22.5 $23.0 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Net Interest Income Net Interest Margin (FTE) 3.25% 3.50% 3.75% 4.00% $80.0 $82.0 $84.0 $86.0 $88.0 2011 2012 Net Interest Income Net Interest Margin (FTE) 23 $ in Millions $ in Millions

Revenue Growth $0 $20 $40 $60 $80 $100 $120 $140 2009 2010 2011 2012 1st Nine Months 2013 Net Interest Income Non Interest Income 24 $ in Millions $100.1 $109.2 $113.5 $117.0 $90.0

Prudent Expense Management $ in 000’s 2010 2011 2012 1st Nine Months of 2013 Salaries & Employee Benefits $ 41,494 $ 40,318 $ 41,241 $ 31,977 Occupancy & Equipment 13,563 14,620 13,281 9,864 Advertising / Marketing 2,967 2,016 1,870 1,427 Data Processing 13,121 14,211 13,590 9,688 Regulatory assessments & related costs 4,598 3,638 4,063 1,673 Other expenses 21,360 19,211 17,099 12,503 Total $ 97,103 $ 94,014 $ 91,144 $ 67,132 25 • Expenses down 3% two consecutive years • Efficiency Ratio continues to improve 87.6% Efficiency Ratio 81.2% 76.6% 74.6%

$2,000,000 $2,200,000 $2,400,000 $2,600,000 $2,800,000 $3,000,000 $20,000 $22,000 $24,000 $26,000 $28,000 $30,000 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Non Interest Expense Total Assets 26 $ in 000’s Growth Without Increasing Expenses Expenses Asset Size

Improved Profitability ($5,000) ($2,500) $0 $2,500 $5,000 $7,500 $10,000 $12,500 $15,000 2010 2011 2012 1st Nine Months 2013 ($4,337) $289 $10,894 $12,369 27 Net Income (Loss) (2.09)% 0.13% 4.76% $ in 000’s Return on Stockholders’ Equity 7.10%

$2.0* $3.5 $3.6 $4.0 $4.7 $0.14 * $0.24 $0.26 $0.28 $0.33 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 ($0.5) $0.5 $1.5 $2.5 $3.5 $4.5 $5.5 $6.5 3Q12 4Q12 1Q13 2Q13 3Q13 E P S Net Income Earnings per share Quarterly Net Income and Earnings Per Share 28 $ in Millions, except for per share data *Net of the impact of a one-time $1.5 million, or $0.10 per share, (non-deductible) regulatory charge. • Continuous core earnings progress

Investment Portfolio Investment Description $ in 000’s Available for Sale Held to Maturity Total U.S. Government agencies/other $ 30,372 $ 149,093 $ 179,465 Mortgage-backed securities: Government agencies pass through certificates 65,061 16,793 81,854 Agency CMO’s 491,032 103,361 594,393 Corporate debt securities - 5,000 5,000 Municipal securities 25,686 2,977 28,663 Total $ 612,151 $ 277,224 $ 889,375 Duration (in years) 5.0 6.6 5.5 Average life (in years) 5.6 7.7 6.3 Quarterly average yield (annualized) 2.22% 2.62% 2.33% 29

Strong Capital Position • Metro’s capital levels are far above the requirements for a well-capitalized bank • We have plenty of capital to leverage our growth 30 As of 09/30/13: Regulatory Minimums for Well Capitalized Metro Bancorp Consolidated Metro Bank Peer Group (1) Leverage Ratio 5.00% 9.42% 9.05% 9.70% Risk Based Tier 1 6.00% 13.54% 13.00% 13.86% Risk Based Total 10.00% 14.79% 14.26% 15.04% (1) Source: UBPR as of 09/30/13; Peer Group includes banks having between $1 billion and $3 billion in assets

Capital Trends 9.27% 9.15% 9.05% 8.90% 8.38% 13.88% 14.58% 14.11% 13.97% 13.54% 14.71% 15.83% 15.36% 15.22% 14.79% 11.31% 10.68% 9.99% 9.61% 9.42% 8.00% 10.00% 12.00% 14.00% 16.00% 2009 2010 2011 2012 9/30/2013 Common Equity/Total Assets Tier 1 Common Ratio Total Risk Based Capital Ratio Leverage Ratio 31

32 Common Stock 151% 49% 46% 0% 20% 40% 60% 80% 100% 120% 140% 160% 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 METR NASDAQ Bank Index Russell 2000 Financial Services Index

LENDING & ASSET QUALITY

Consistent, Quality Loan Growth $1,200 $1,300 $1,400 $1,500 $1,600 $1,700 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 $1,417 $1,445 $1,493 $1,547 $1,620 $88 $83 $81 $87 $83 All Other Classified Loans 34 $ in Millions • Non classified loans up 14% over the past 12 months • Classified loans down 6% over the past 12 months

Commercial Real Estate 26% Commercial & Industrial 26% Consumer/ Residential 18% Owner Occupied 18% Commercial Tax Exempt 5% Commercial Construction & Land Development 7% Total Loans = $1,703 million Source: Loan data per company reports as of 09/30/13 Loan Portfolio Mix 35 Well Diversified – No Loan Concentrations

1-4 Family Construction 5% Commercial Construction 7% Residential Development & Land 6% Commercial Development & Land 3% 1-4 Family Rental 15% Multi-Family 16% Commercial - Income Producing Properties 48% Source: Loan data per company reports as of 09/30/13; Dollar figures in thousands unless shown otherwise Real Estate & Construction Loans Office 25% Warehouse/ Industrial 7% Flex 3% Stand Alone Retail 9% Strip Center 7% Self Storage 2% Mobile Home Park 1% Mixed Use 5% Parking Facilities 1% Lodging 22% Farmland 3% Other 15% CRE and Construction & Development Loans Total Loans = $575 MM CRE – Income Producing Properties Total Loans = $274.7 MM 36

Stress Test/Capital Ratio Impact Commercial Real Estate Loans* 14.26% 13.08% 12.58% 13.01% 11.83% 11.33% 9.05% 8.05% 7.64% 0% 5% 10% 15% 20% Actual Moderate Stress Severe Stress Total Risk Based Capital Tier 1 Leverage 37 Commercial real estate values stressed in a range from 17% - 50% based on loss history and an analysis of current market information and statistics. As of September 30, 2013 *Metro Bank

Large Loan Relationships • Legal Lending Limit - $41.0mm • Metro Comfort Limit - $20.5mm • Relationships Exceeding Comfort Limit – 0 • Largest Relationship - $20mm • Relationships between $7.5mm and $20mm – 45 • Average size of relationship between $7.5mm and $20mm - $12mm (58.5% of Comfort Limit) 38 Source: Loan data per company reports as of 9/30/13

Source: Loan data per company reports as of 09/30/13 Loan Performance 39 30-59 Days Past Due 1% 60-89 Days Past Due 1% Nonaccrual and 90 Days Past Due 1% Current 97% • Current loans =$1.66 billion • Noncurrent loans =$43.5 million

Asset Quality and Loan Loss Reserve Trends 40 2.12% 2.67% 1.73% 1.33% 1.71% 38% 41% 62% 77% 63% 10% 20% 30% 40% 50% 60% 70% 80% 90% 1.00% 2.00% 3.00% 4.00% 5.00% 2009 2010 2011 2012 3Q13 Non Performing Assets / Total Assets Reserve for Loan Losses / Nonperforming Loans

Net Loan Charge-Offs/Avg. Loans 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 2008 2009 2010 2011 2012 3Q13* 0.11% 1.02% 0.98% 1.43% 0.43% 0.26% 0.81% 1.53% 1.29% 0.95% 0.58% 0.27% METR Peer Group 41 Source: UBPR as of 09/30/13; Peer Group includes banks having between $1 billion and $3 billion in assets * Annualized

Criticized & Classified Loan Vintage Analysis TOTAL % Contracted Prior to 2009 % Contracted 2009 & After Special Mention $ 11,124 81% 19% Substandard Accrual 30,127 76% 24% Substandard Non-Accrual 27,904 100% 0% 42 Source: Loan data per company reports as of 9/30/13; Dollars in thousands For Commercial Loan Relationships > $1 mm

THE FUTURE

2014 Key Priorities Enhance long-term shareholder value by: • Increasing revenue through quality organic loan growth, deposit growth and fee income growth • Growing market share – customers, households and share of wallet • Diligently managing asset quality as well as other enterprise risks • Improving EPS and ROE by increasing revenue, controlling expenses and managing capital 44

2.2 2.3 2.6 2.8 3.1 3.4 2.6 2.8 3.0 3.4 3.7 4.1 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 2012 2013 2014 2015 2016 2017 Deposits Assets Loans # of Stores 33 33 34 35 $ 2013 – 2017 Projected +1 +1 $ in Billions 40 +3 37 +2 Five Year Growth 45 Average Loan Growth = 9%

Existing Proposed Expand the Footprint 46 18 33 33 40 2002 2007 2012 2017 Number of Stores